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                                                                   EXHIBIT 23.10


                      [Letterhead of Arthur Andersen LLP]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated May 2, 1994 relating to the financial statements of Corporate Express of Delaware, Inc. included in or made a part of this Form S-4.

                                            /s/ Arthur Andersen LLP


Baltimore, Maryland
 September 26, 1996